Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Lease Commitments
We lease facilities and equipment under operating lease arrangements expiring in various years through 2028. Certain rental commitments provide for escalating rental payments or have renewal options extending through various years. Certain facility and equipment leases constitute capital leases expiring in various years through 2020. The accompanying consolidated balance sheets include the assets and liabilities arising from these capital lease obligations. Rent expense under operating lease agreements not including facility related costs accrued in association with the restructuring activities discussed in Note 6 "Restructuring" was $25.1 million, $24.5 million and $22.4 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Minimum future obligations under capital and operating leases at December 31, 2018 are as follows:

(in thousands)	Capital Leases	Operating Leases
2019	$63	$20,235
2020	23	14,845
2021	—	10,745
2022	—	6,839
2023	—	3,854
Thereafter	—	4,148
	86	$60,666
Less: Amount representing interest	(3)
	83
Less: Current portion	(61)
Long-term portion	$22

Licensing and Purchase Commitments
We have licensing agreements with companies, universities and individuals, some of which require certain up-front payments. Royalty payments are required on net product sales ranging from 0.45 percent to 25 percent of covered products or based on quantities sold. Several of these agreements have minimum royalty requirements. The accompanying consolidated balance sheets include accrued royalties relating to these agreements in the amount of $5.5 million and $6.7 million at December 31, 2018 and 2017, respectively. Royalty expense relating to these agreements amounted to $14.0 million, $16.8 million, and $35.9 million for the years ended December 31, 2018, 2017 and 2016, respectively. Royalty expense is primarily recorded in cost of sales, with a small portion recorded as research and development expense depending on the use of the technology under license. Some of these agreements also have minimum raw material purchase requirements and requirements to perform specific types of research.
At December 31, 2018, we had commitments to purchase goods or services, and for future license and royalty payments. They are as follows:

(in thousands)	Purchase Commitments	License & Royalty Commitments
2019	$93,214	$11,973
2020	20,804	11,613
2021	8,883	9,167
2022	2,690	6,731
2023	2,690	4,704
Thereafter	—	4,443
	$128,281	$48,631

As of December 31, 2018, future license payments of $10.5 million and $24.3 million are included in accrued and other current liabilities and other long-term liabilities, respectively.
Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions and other contractual arrangements, we could be required to make additional contingent cash payments totaling up to $57.3 million based on the achievement of certain revenue and operating results milestones as follows: $23.7 million in 2019, $22.7 million in 2020, $5.9 million in 2022 and $5.0 million, payable in any 12-month period from now until 2028 based on the accomplishment of certain revenue or other milestones, regulatory approvals or clearances. Of the $57.3 million total contingent obligation as discussed further in Note 14 "Financial Instruments and Fair Value Measurements", we have assessed the fair value at December 31, 2018 to be $49.0 million, of which $27.5 million is included in accrued and other current liabilities and $21.5 million is included in other long-term liabilities in the accompanying consolidated balance sheet.
Employment Agreements
Certain of our employment contracts contain provisions which guarantee the payments of certain amounts in the event of a change in control, as defined in the agreements, or if the executive is terminated for reasons other than cause, as defined in the agreements. At December 31, 2018, the commitment under these agreements totaled $16.9 million. The employment agreements with the Managing Directors and the German affiliate include a clause, whereby the affiliate will compensate the Managing Directors for potential deductions under Dutch law which, since 2014, has introduced a duty to deduct from a Managing Director’s remuneration any increase in the value of shares or options that were part of his pay to the extent that such increase is based on a public offer, merger or other identity changing transaction.
Contingencies
In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required. Additionally, we typically provide limited warranties with respect to our services. From time to time, we also make other warranties to customers, including warranties that our products are manufactured in accordance with applicable laws and not in violation of third-party rights. We provide for estimated warranty costs at the time of the product sale. We believe our warranty reserves as of December 31, 2018 and 2017 appropriately reflect the estimated cost of such warranty obligations. The changes in the carrying amount of warranty obligations for the years ended December 31, 2018 and 2017 are as follows:

(in thousands)	2018	2017
Balance at beginning of year	$3,051	$2,779
Provision charged to cost of sales	2,892	3,024
Usage	(2,760)	(2,859)
Adjustments to previously provided warranties, net	(243)	(54)
Currency translation	(92)	161
Balance at end of year	$2,848	$3,051

Litigation
From time to time, we may be party to legal proceedings incidental to our business. As of December 31, 2018, certain claims, suits or legal proceedings arising out of the normal course of business have been filed or were pending against QIAGEN or our subsidiaries. These matters have arisen in the ordinary course and conduct of business, as well as through acquisition. Although it is not possible to predict the outcome of such litigation, we assess the degree of probability and evaluate the reasonably possible losses that we could incur as a result of these matters. We accrue for any estimated loss when it is probable that a liability has been incurred and the amount of probable loss can be estimated.
Litigation accruals recorded in accrued and other current liabilities totaled $6.0 million as of December 31, 2018. The estimated amount of a range of possible losses is between $5.7 million and $7.4 million. Based on the facts known to QIAGEN and after consultation with legal counsel, management believes that such litigation will not have a material adverse effect on our financial position or results of operations above the amounts accrued. However, the outcome of these matters is ultimately uncertain, thus any settlements or judgments against us in excess of management's expectations could have a material adverse effect on our financial position, results of operations or cash flows.
For the year ended December 31, 2017, we had settlement amounts related to various acquisition-related litigation matters totaling $49.2 million, primarily related to PCR-based biomarker disputes and patent litigation, which were settled during 2017 of which $45.3 million was recorded to general and administrative, restructuring, integration and other expense and $3.9 million was recorded as a license right. $44.8 million of the settlement amounts were paid during 2017 and as of December 31, 2017, $4.4 million was accrued in accrued and other current liabilities.